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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas (Address of principal executive offices)	78217 (Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

Item 5. Other Events

        On May 17, 2004, we issued a press release with respect to the election of two new directors and certain additional operating updates. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press release issued by Pioneer Drilling Company, dated May 17, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer

Date: May 18, 2004

EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pioneer Drilling Company, dated May 17, 2004.

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SIGNATURE
EXHIBIT INDEX